                                                                 EXHIBIT e(1)(h)

                                 AMENDMENT NO. 7
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                                AIM EQUITY FUNDS
    (CLASS A SHARES, CLASS C SHARES, CLASS R AND INSTITUTIONAL CLASS SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Equity Funds, a Delaware statutory trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:


         1. The following paragraph is added at the end of Section FOURTH: (A):

                  "The public offering price of the Investor Class shares of the Trust shall be the net asset value per share. Net asset value per share shall be determined in accordance with the provisions of the then current Investor Class shares' prospectus and statement of additional information."

         2. Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM EQUITY FUNDS


CLASS A SHARES
AIM Aggressive Growth Fund
AIM Basic Value II Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Strategies Fund
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM U.S. Growth Fund
AIM Weingarten Fund

CLASS C SHARES

AIM Aggressive Growth Fund
AIM Basic Value II Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Strategies Fund
AIM Dent Demographic Trends Fund



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AIM Diversified Dividend Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM U.S. Growth Fund
AIM Weingarten Fund

CLASS R SHARES

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Weingarten Fund

INSTITUTIONAL CLASS SHARES

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Weingarten Fund

INVESTOR CLASS SHARES

AIM Blue Chip Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  July 21, 2003


                                        AIM EQUITY FUNDS


Attest: /s/ LISA A. MOSS                By  /s/ ROBERT H. GRAHAM
       ---------------------------         ------------------------------------
       Assistant Secretary                 President

                                        A I M DISTRIBUTORS, INC.


Attest: /s/ LISA A. MOSS                By: /s/ MICHAEL J. CEMO
       ---------------------------         ------------------------------------
       Assistant Secretary                 President




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